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                                                                    EXHIBIT 99.2

                                                                  EXECUTION COPY

         WAIVER AND CONSENT UNDER AMENDED AND RESTATED CREDIT AGREEMENT

      THIS WAIVER AND CONSENT UNDER AMENDED AND RESTATED CREDIT AGREEMENT (this "Waiver") is made and entered into as of September 16, 2005, by and among the financial institutions identified on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent and collateral agent for the Lenders (in such capacities, together with any successor administrative agent and collateral agent, the "Agent"), SILVER POINT FINANCE, LLC, as the co-agent, syndication agent, documentation agent (in such capacities, together with any successor co-agent, syndication agent, and documentation agent, the "Co-Agent"), arranger and book runner, SALTON, INC., a Delaware corporation (the "Parent"), each of the Parent's Subsidiaries identified on the signature pages hereof as Borrowers (collectively with the Parent, the "Borrowers") and each of the Parent's Subsidiaries identified on the signature pages hereof as Guarantors (collectively, the "Guarantors" and, together with the Borrowers, the "Borrower Parties").

                                   WITNESSETH:

      WHEREAS, the Lenders, the Agent, the Co-Agent, and the Borrower Parties are parties to that certain Amended and Restated Credit Agreement, dated as of May 9, 2003 and amended and restated as of June 15, 2004 (as amended as of August 30, 2004, as amended as of May 11, 2005, as amended as of July 8, 2005, and as it may be further amended, modified, supplemented or amended and restated from time to time, the "Credit Agreement");

      WHEREAS, Parent, as the seller, SAH Acquisition Corp., as the buyer (the "Buyer"), and Lifetime Brands, Inc., as the parent of the Buyer, have entered into an Asset Purchase Agreement dated as of September 15, 2005 (a copy of which is attached as Annex A hereto, the "Tabletop Asset Sale Agreement"), pursuant to which Parent has agreed to sell (the "Tabletop Asset Sale") the "Acquired Assets" (as defined in the Tabletop Asset Sale Agreement in the form attached attached as Annex A hereto without any amendment or modification thereof, the "Sold Tabletop Assets") to Buyer for a purchase price (the "Purchase Price") of approximately $14,200,000;

      WHEREAS, absent a waiver from the Agent, the Co-Agent and the Required Lenders, the consummation of the Tabletop Asset Sale would violate Section 7.9 of the Credit Agreement;

      WHEREAS, the Borrower Parties have requested, and the Agent, the Co-Agent and the Required Lenders have agreed, subject to the terms and conditions herein, to the waiver and release of security interest set forth herein in connection with the Tabletop Asset Sale;

      WHEREAS, Section 7.22 of the Credit Agreement required that the Borrowers not fail to maintain or achieve EBITDA for the 12-month period ending July 31, 2005 of at least $7,932,000 (the "July 2005 EBITDA Threshold");

      WHEREAS, the Borrowers' actual EBITDA for the 12-month period ending July 31, 2005 was less than the July EBITDA Threshold (the "Section 7.22 Default");


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      WHEREAS, the Borrowers have requested, and the Agent, the Co-Agent and the
Lenders have agreed, to waive the Section 7.22 Default subject to the terms and conditions set forth herein;

      WHEREAS, Section 7.24 of the Credit Agreement required that the Borrowers not fail to maintain or achieve a Consolidated Fixed Charge Coverage Ratio for the 12-month period ending July 31, 2005 of at least 0.48:1.00 (the "July 2005 CFCC Threshold");

      WHEREAS, the Borrowers' actual Consolidated Fixed Charge Coverage Ratio for the 12-month period ending July 31, 2005 was less than the July 2005 CFCC Threshold (the "Section 7.24 Default"); and

      WHEREAS, the Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to waive the Section 7.24 Default subject to the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

SECTION 1. DEFINITIONS. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

SECTION 2. WAIVER. Subject to the satisfaction of the terms and conditions set forth herein, the Agent, the Co-Agent and the Required Lenders hereby agree to waive (a) the Loan Parties' compliance with Section 7.9 of the Credit Agreement solely insofar as such Section would prohibit the Loan Parties from consummating the Tabletop Asset Sale on the terms set forth in the Tabletop Asset Sale Agreement, (b) the Section 7.22 Default solely with respect to the 12-month period ending July 31, 2005 and (c) the Section 7.24 Default solely with respect to the 12-month period ending July 31, 2005.

SECTION 3. RELEASE OF SECURITY INTEREST. Subject to the satisfaction of the terms and conditions set forth herein, the Agent, the Co-Agent and the Required Lenders hereby agree to release, without recourse and without any representation or warranty of any kind, the security interest in the Sold Tabletop Assets granted pursuant to the Security Agreement, the Copyright Security Agreement and the Patent and Trademark Security Agreement, immediately following the application of the proceeds of the Tabletop Asset Sale in accordance with
Section 5.03 (it being understood and agreed that this Section 3 shall in no way effect any release of any lien or security interest in any Collateral other than in the Sold Tabletop Assets pursuant hereto). The Borrower Parties hereby release the Agent, the Co-Agent and the Lenders from any duty, liability or obligation (if any) under any Loan Document in respect of the Sold Tabletop Assets.

SECTION 4. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent, the Co-Agent and the Lenders to enter into this Waiver, the Borrower Parties hereby represent and warrant that:

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      4.01 NO DEFAULT. At and as of the date of this Waiver (after giving effect to this Waiver), no Default or Event of Default exists.

      4.02 REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. At and as of the date of this Waiver and both prior to (other than with respect to the Section
7.22 Default and the Section 7.24 Default) and after giving effect to this Waiver, each of the representations and warranties contained in the Credit Agreement and other Loan Documents is true and correct in all material respects.

      4.03 CORPORATE POWER, ETC. The Borrower Parties (a) have all requisite corporate power and authority to execute and deliver this Waiver and to consummate the transactions contemplated hereby and (b) have taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Waiver and the consummation of the transactions contemplated hereby.

      4.04 NO CONFLICT. Neither the execution and delivery of this Waiver nor consummation of the transactions contemplated hereby will (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation, certificate of formation or by-laws of the Borrower Parties, (b) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower Parties under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower Parties are parties or to which any of their properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (d) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.

      4.05 BINDING EFFECT. This Waiver has been duly executed and delivered by the Borrower Parties and constitutes the legal, valid and binding obligation of the Borrower Parties, enforceable against the Borrower Parties in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 5. CONDITIONS. This Waiver shall be effective upon the fulfillment by the Borrower Parties, in a manner satisfactory to the Co-Agent, the Agent and the Required Lenders, of all of the following conditions precedent set forth in this Section 5 (such date, the "Effective Date"):

      5.01 EXECUTION OF THE WAIVER. Each of the parties hereto shall have executed an original counterpart of this Waiver and shall have delivered (including by way of telefacsimile or electronic mail) the same to the Co-Agent and the Agent.

      5.02 TABLETOP ASSET SALE DOCUMENTS. The Borrower Parties shall have delivered to the Co-Agent and the Agent true and complete copies of the Tabletop Asset Sale Agreement and all other documents relating to the Tabletop Asset Sale, and such documents shall be in form and substance satisfactory to the Co-Agent and the Agent.

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      5.03 PURCHASE PRICE; APPLICATION OF PROCEEDS. The Tabletop Asset Sale
shall have been consummated and the Purchase Price received by Parent shall be at least equal to $14,200,000 (subject to adjustment in accordance with the Tabletop Asset Sale Agreement), and proceeds of the Tabletop Asset Sale in the amount of $13,442,348 shall be wire transferred on the date hereof to the non-interest bearing account of the Agent specified in Schedule A hereto and the balance of the Purchase Price, in respect of in-transit inventory, will also be wire transferred to such account when received by Parent in accordance with the terms of the Tabletop Asset Sale Agreement (it being understood and agreed that, notwithstanding Section 3.1(c) of the Credit Agreement, the Agent shall hold all such proceeds in the account specified in Schedule A hereto until the Agent, the Co-Agent, the Required Lenders and the Borrower Parties have reached a mutual agreement as to how such proceeds shall be applied to the Loans).

      5.04 DELIVERY OF OTHER DOCUMENTS. The Co-Agent and the Agent shall have received all such other instruments, documents and agreements as the Co-Agent or the Agent may reasonably request, in form and substance reasonably satisfactory to the Co-Agent and the Agent.

      5.05 REPRESENTATIONS AND WARRANTIES. As of the Effective Date, the representations and warranties set forth in Section 4 hereof shall be true and correct.

SECTION 6. MISCELLANEOUS.

      6.01 CONTINUING EFFECT. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

      6.02 NO WAIVER; RESERVATION OF RIGHTS. This Waiver is limited as specified and the execution, delivery and effectiveness of this Waiver shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Notwithstanding anything contained in this Waiver to the contrary, the Agent, the Co-Agent and the Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default.

      6.03 GOVERNING LAW. THIS WAIVER, AND ALL MATTERS ARISING OUT OF OR RELATING TO THE SUBJECT MATTER HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      6.04 SEVERABILITY. The provisions of this Waiver are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Waiver in any jurisdiction.

      6.05 COUNTERPARTS. This Waiver may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Waiver by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed

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counterpart. A complete set of counterparts shall be lodged with the Borrower
Parties, the Agent, the Co-Agent and each Lender.

      6.06 HEADINGS. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

      6.07 BINDING EFFECT; ASSIGNMENT. This Waiver shall be binding upon and inure to the benefit of the Borrower Parties, the Agent, the Co-Agent and the Lenders and their respective successors and assigns; provided, however, that the rights and obligations of the Borrower Parties under this Waiver shall not be assigned or delegated without the prior written consent of the Agent, the Co-Agent and the Lenders.

      6.08 EXPENSES. The Borrowers agree to pay the Agent and Co-Agent upon demand, for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent, the Co-Agent and the Lenders (who may be employees of the Agent, Co-Agent or the Lenders), incurred by the Agent, the Co-Agent and the Lenders in connection with the preparation, negotiation and execution of this Waiver and any document required to be furnished herewith.

      6.09 INTEGRATION. This Waiver, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

      6.10 FURTHER ASSURANCES. The Agent and the Co-Agent agree, and the Required Lenders hereby authorize the Agent and the Co-Agent, to execute and deliver, at the sole cost and expense of the Borrower Parties, such further instruments and documents as may be reasonably necessary to carry out the purpose and intent of Section 3 hereof.

                            [Signature pages follow]

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      IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       BORROWERS:

                                       SALTON, INC., a Delaware corporation

                                       By: _____________________________________
                                       Title: __________________________________

                                       TOASTMASTER INC., a Missouri corporation

                                       By: _____________________________________
                                       Title: __________________________________

                                       SALTON TOASTMASTER LOGISTICS
                                       LLC, a Delaware limited liability company

                                       By: _____________________________________
                                       Title: __________________________________

                                       GUARANTORS:

                                       HOME CREATIONS DIRECT, LTD.,
                                       a Delaware corporation

                                       By: _____________________________________
                                       Title: __________________________________

                                       SONEX INTERNATIONAL CORPORATION,
                                       a Delaware corporation

                                       By: _____________________________________
                                       Title: __________________________________

                           [SIGNATURE PAGE OF WAIVER]

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                                       ICEBOX, LLC, an Illinois limited
                                       liability company

                                       By: _____________________________________
                                       Title: __________________________________

                                       FAMILY PRODUCTS INC., a Delaware
                                       corporation

                                       By: _____________________________________
                                       Title: __________________________________

                                       SALTON HOLDINGS, INC., a Delaware
                                       corporation

                                       By: _____________________________________
                                       Title: __________________________________

                                       AGENT AND CO-AGENT:

                                       WELLS FARGO FOOTHILL, INC.,
                                       as the Administrative Agent and the
                                       Collateral Agent

                                       By: _____________________________________
                                       Its: ____________________________________

                                       SILVER POINT FINANCE, LLC, as the
                                       Co-Agent, the Documentation Agent, and
                                       the Syndication Agent

                                       By: _____________________________________
                                       Its: ____________________________________

                           [SIGNATURE PAGE OF WAIVER]

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                                       LENDERS:

                                       TRS THEBE LLC, as a Lender

                                       By: _____________________________________
                                       Its: ____________________________________

                                       SEA PINES FUNDING LLC, as a Lender

                                       By: _____________________________________
                                       Its: ____________________________________

                                       SPIRET IV LOAN TRUST 2003-A, as a Lender

                                       By: WILMINGTON TRUST COMPANY, not in its
                                       individual capacity but solely as trustee

                                       By: _____________________________________
                                       Its: ____________________________________

                                       SPCP GROUP LLC, as a Lender

                                       By: _____________________________________
                                       Its: ____________________________________

                                       FIELD POINT I, LTD., as a Lender

                                       By: _____________________________________
                                       Its: ____________________________________

                                       FIELD POINT II, LTD., as a Lender

                                       By: _____________________________________
                                       Its: ____________________________________

                           [SIGNATURE PAGE OF WAIVER]

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                                       WELLS FARGO FOOTHILL, INC., as a Lender

                                       By: _____________________________________
                                       Title: __________________________________

                           [SIGNATURE PAGE OF WAIVER]
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                                     ANNEX A

                          Tabletop Asset Sale Agreement

                                  See attached.